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                                                                      exhibit j


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 16 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Premium Trust of our report dated October 12, 2001 relating to the financial statements and financial highlights of Cash Reserves Portfolio appearing in the August 31, 2001 Annual Report of Citi Premium Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2001
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 16 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Premium Trust of our report dated October 12, 2001 relating to the financial statements and financial highlights of Citi Premium Liquid Reserves appearing in the August 31, 2001 Annual Report of Citi Premium Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2001
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                          INDEPENDENT AUDITORS' CONSENT


To the Trustees and Investors of
U.S. Treasury Reserves Portfolio and
The Trustees and Shareholders of
CitiFunds Premium Trust:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our reports dated October 12, 2001, on the statements of assets and liabilities for U.S. Treasury Reserves Portfolio and Citi Premium U.S. Treasury Reserves of the CitiFunds Premium Trust ("Funds") as of August 31, 2001, including the schedule of investments of U.S. Treasury Reserves Portfolio, and the related statements of operations, changes in net assets and the financial highlights for the Funds for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                                KPMG LLP

New York, New York
December 21, 2001